Item 1: Report to Shareholders

Balanced Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

U.S. stocks completed their third consecutive year of gains in 2005, as good performance in the second half of the year lifted equities out of their first-half doldrums. Bond returns were narrowly mixed in the last six months, as interest rates rose across all maturities and the Federal Reserve lifted the federal funds target rate to 4.25%. Non-U.S. stocks outperformed U.S. equities in the last six months and for the entire year, led by emerging market shares.

Your fund returned 4.79% in the second half of 2005 and 5.52% for the entire year. As shown in the table, the fund outpaced all of its benchmarks in both periods. In the last six months, overweighting equities and underweighting fixed-income securities contributed to our outperformance. Our greater exposure to international stocks relative to the typical balanced fund was also advantageous.

MARKET ENVIRONMENT

Conditions in the U.S. economy were favorable over the last six months. Economic growth as measured by gross domestic product (GDP) was probably about 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth, however, picked up in the third quarter. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast, but prices settled around $60 by the end of December. In addition, consumer sentiment soured as gasoline temporarily surged above $3 per gallon, and higher oil and natural gas prices presaged a significant jump in heating costs this winter. A sharp fourth-quarter decline in energy costs helped lift consumer sentiment and tempered fears of a significant acceleration of inflation.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs, but they concluded that the effects on the economy would be temporary and persisted in raising short-term interest rates at a gradual pace. In the last six months, the central bank lifted the federal funds target rate from 3.25% to 4.25%, a level not seen in more than four years. However, there have been signs in recent months that the Fed may be nearing the end of its rate-tightening program, which began 18 months ago when the fed funds rate was 1.00%.

Despite soaring energy prices, rising borrowing costs, and widespread damage along the Gulf Coast stemming from several hurricanes, U.S. stocks finished near their highest levels of the year, supported by firm economic and corporate earnings growth and merger activity. The S&P 500 Index returned 5.77% in the last six months and 4.91% for the entire year. As measured by various Russell indexes, value stocks outperformed growth for the full year, but the relative performance of growth stocks improved notably in the second half.

In the large-cap universe, as measured by the S&P 500, materials and energy stocks did best in the last six months, helped by elevated commodity prices, but financials, information technology, and industrial shares also performed well. Consumer staples and health care stocks lagged, while consumer discretionary and utility stocks were flat, and telecommunication services shares declined. For the full year, energy stocks far surpassed other segments, but utilities also performed well, as investors sought securities with attractive dividend yields in an environment of relatively low interest rates.

The U.S. bond market was essentially flat in the second half of the year, as falling bond prices in response to rising interest rates offset income. Investment-grade corporate and Treasury bonds generally fell, especially long-term issues. Mortgage-backed securities were flat, but high-yield issues rebounded from a period of weakness in the spring and posted modest gains. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, returned -0.08% in the last six months and 2.43% for the entire year.

Non-U.S. stocks posted impressive gains in the last six months. Strong corporate earnings, improving economic forecasts, and an absence of global inflation contributed to investor optimism. Moderating energy prices later in the period helped sustain the rally. Emerging markets outperformed developed markets, though Japan advanced briskly. Among non-U.S. equities, the strongest sector was information technology followed by industrials and financials. Fierce competition in telecommunication services caused stocks in the sector to lose ground, and energy lagged later in the period as oil prices retreated. The MSCI EAFE Index, which measures the performance of large-cap shares in Europe, Australasia, and the Far East, returned 14.99% in the last six months and 14.02% in 2005.

Our asset allocations changed slightly in the second half of the year. Using our cash reserves, we increased our stock exposure from 63% to 65% of assets, thus expanding our equity overweighting relative to the neutral 60% stock weighting in the combined index portfolio. As of December 31, U.S. and international stocks represented 51% and 14%, respectively, versus 50% and 13% six months ago. Fixed-income securities accounted for the remaining 35% of assets, with Treasury and agency bonds and corporate bonds each representing 16%. Mortgage-backed securities remained at 3%.

PORTFOLIO REVIEW

Domestic Stocks
Within the domestic equity portfolio, financials, energy, and materials were some of the sectors that contributed the most to our performance, while consumer discretionary, telecommunication services, and utilities stocks were the primary laggards. We have a slight bias toward value stocks, which helped our performance for the entire year.

Financial stocks, which tend to be sensitive to interest rate fluctuations, contributed the most to our results in the second half, helped by growing indications that the Federal Reserve will soon stop raising short-term interest rates. In the sector, businesses tied to the capital markets—namely asset managers and brokerages—did best for us, but two large providers of diversified financial services, J.P. Morgan Chase and Citigroup, also greatly added value. In addition, insurance companies rose strongly, especially AIG, amid beliefs that the industry’s pricing power would be stronger in the wake of last year’s tragic hurricane season. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Energy stocks produced extraordinary returns in the first nine months of the year but dipped in the fourth quarter as energy costs fell from peak levels. In the last six months, large integrated oil majors declined, led by industry bellwether ExxonMobil, but equipment and service companies continued to benefit from tight oil supplies and strong global demand. Schlumberger, which gained over 28%, posted the best results in its peer group through its international operations, which we believe will be the key driver of the industry’s future growth. Rising commodity prices also lifted metals and mining stocks in the materials sector, such as Phelps Dodge and Newmont Mining, whose earnings are closely tied to copper and gold prices, respectively.

On the downside, consumer discretionary shares performed worst in the second half of 2005. Weakness among media and specialty retailers weighed most, but General Motors was one of our largest performance detractors. The company’s debt was downgraded to “junk” status earlier in 2005, but shares continued to stumble for a variety of reasons, including weak sales and earnings, mounting health care and pension costs, and auto-parts supplier Delphi’s bankruptcy filing in October. We continued to own GM shares because of its attractive 9% dividend yield and because we believe the shares may have been punished too much.

Telecommunication services stocks as a whole hampered our results, as poor performance of Verizon Communications offset gains from our relatively few holdings in the sector. Our information technology shares detracted from relative performance in the last six months, despite producing gains in absolute terms. Internet software and services company VeriSign and computer maker Dell were two of our weakest holdings. The companies disappointed investors with worse-than-expected revenues.

We added a few companies to the domestic equity portfolio since our last report to you. In the energy sector, we purchased shares of Grant Prideco. This provider of oil drilling products and services reported better-than-expected third-quarter earnings, suffered minimal disruptions from the Gulf Coast hurricanes, and has a large backlog of orders that should bode well for revenue and earnings growth. In the industrials and business services category, we bought Illinois Tool Works, which makes fasteners and components for automotive and construction companies. Due to macroeconomic concerns about the company’s end markets, particularly the automobile industry, the stock’s valuation dipped to a very attractive level. We also added Southwest Airlines, a company that has an extremely healthy balance sheet and is the envy of the entire airline industry.

International Stocks
The fund’s international equity portfolio performed better than the MSCI EAFE Index. Our positions in Latin America did especially well on the back of solid economic growth and improved fiscal and monetary policies in Mexico and Brazil. Top regional performers in the portfolio included Brazil’s integrated energy major Petrobras; independent Mexican bank Grupo Financiero Banorte, which benefited from increased lending; and wireless telecom services provider America Movil, which is adding subscribers throughout Latin America.

The economic and market recovery in Japan was a major feature of the investment landscape in 2005. Many of our holdings participated in the rally, including Sumitomo Trust and Banking. We added appreciably to our position over the period, as the company’s valuation looked reasonable in light of its business outlook. Other winners included Bank of Yokohama, Toshiba, and Nippon Steel. Elsewhere in Asia, the fund benefited from a dramatic rise in the shares of China Overseas Land & Investment, a Hong Kong-based property developer with expanding business in China.

Although European telecom stocks were generally weak during the last six months, several of our holdings bucked the trend. Tele Danmark rose sharply—and we eliminated it—after the company received a buyout offer from a private equity group. Norway’s Telenor also performed well. Swedish specialty steel company SSAB and U.K. housing company Persimmon were other important contributors. Over the period, we sold shares of France’s Thomson, a provider of digital media technology, on disappointment with the pace of its business restructuring and profit expansion.

Domestic Bonds
The performance of the fund’s bond portfolio was consistent with that of the broad investment-grade bond market in the last six months and for the entire year. Bonds lagged stocks in both periods, so underweighting fixed-income securities helped the fund’s relative performance. The improved performance of high-yield bonds in the last six months also helped our results.

As shown in the table, the bond portfolio’s weighted average maturity edged lower in the last six months. Its duration did the same, though this measure of the bond portfolio’s interest rate sensitivity was neutral to that of the broad market throughout our reporting period. In terms of quality diversification, very little changed in the last six months. The main difference was a slight increase in U.S. government bonds and a corresponding decrease in below investment-grade bonds (which we own primarily through the T. Rowe Price Institutional High Yield Fund).

OUTLOOK

The environment for global equities going into 2006 looks favorable. The U.S. economy is growing at a steady clip, and global economic growth has not been substantially affected by higher energy costs, although earnings growth is likely to slow. In addition, corporate balance sheets are flush with cash, consumers have generally remained resilient in the face of rising interest rates and higher energy costs, and the Federal Reserve is nearly finished raising short-term rates. Of course, stocks could stumble if this pleasant picture becomes clouded. For example, rates could keep rising, particularly if inflation picks up, and corporate earnings might slow more than is generally expected. Slower Chinese growth or U.S. consumption, possibly in response to a new surge in energy prices, are also risks.

Despite the approaching end of the Federal Reserve’s tightening cycle, the bond market does not appear poised to rally off a year of moderate returns in 2005. In fact, given the strong U.S. economy and the current level of interest rates, bond yields are likely to climb modestly. In general, we believe 2006 will be a transition year as interest rates settle into some higher ranges and as yield spreads widen for those taking more risk. The good news for bond investors will be higher income, especially from shorter-term bonds. Inflation will be a key driver of interest rates as we wait to see whether the rise in energy prices feeds through into core inflation, which has remained notably constrained to date.

Abundant geopolitical uncertainties and the ongoing tug-of-war between bullish and bearish forces in the major asset classes support the case for a diversified, risk-aware approach to long-term capital appreciation. We continue to believe that the Balanced Fund’s broad exposure to domestic and international equities and U.S. fixed-income securities can provide long-term returns that are comparable with an all-stock portfolio but with reduced volatility. We appreciate your confidence in our investment management abilities, and we thank you for investing with T. Rowe Price.

Respectfully submitted,

Richard T. Whitney
Cochairman of the fund’s Investment Advisory Committee

Edmund M. Notzon III
Cochairman of the fund’s Investment Advisory Committee

January 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, currency fluctuations, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch, High Yield II, and Domestic Master Indexes.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes reinvestment of dividends.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 19.70	$ 18.41	$ 15.51	$ 17.49	$ 19.17
Investment activities					
Net investment income	0.49‡	0.46‡	0.41‡	0.47	0.51
Net realized and unrealized gain (loss)	0.57	1.41	2.91	(1.95)	(1.29)
Total from investment activities	1.06	1.87	3.32	(1.48)	(0.78)
Distributions					
Net investment income	(0.49)	(0.46)	(0.42)	(0.47)	(0.52)
Net realized gain	(0.50)	(0.12)	–	(0.03)	(0.38)
Total distributions	(0.99)	(0.58)	(0.42)	(0.50)	(0.90)
NET ASSET VALUE					
End of period	**$ 19.77**	**$ 19.70**	**$ 18.41**	**$ 15.51**	**$ 17.49**

Ratios/Supplemental Data

Total return^	5.52%‡	10.32%‡	21.71%‡	(8.54)%	(3.98)%
Ratio of total expenses to average net assets	0.69%‡	0.71%‡	0.78%‡	0.79%	0.83%
Ratio of net investment income to average net assets	2.49%‡	2.49%‡+	2.50%‡	2.88%	2.84%
Portfolio turnover rate	27.3%	22.9%	38.4%	49.1%	36.0%
Net assets, end of period (in millions)	$ 2,494	$ 2,325	$ 2,048	$ 1,582	$ 1,791

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

‡ See Note 4. Excludes expenses permanently waived of 0.02%, 0.04%, and 0.02% of average net assets for the periods ended 12/31/05, 12/31/04, and 12/31/03, respectively, related to investments in T. Rowe Price mutual funds.

+ Includes the effect of a one-time special dividend (0.14% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 65.2%		
CONSUMER DISCRETIONARY 6.9%		
Auto Components 0.2%		
Autoliv GDR (SEK) (1)	64,700	2,925
Bridgestone (JPY) (1)	62,000	1,294
GKN (GBP)	200,633	993
		5,212
Automobiles 0.5%		
Bayerische Motoren Werke (EUR)	58,492	2,566
GM (1)	133,781	2,598
Honda (JPY)	5,700	326
Honda ADR	42,000	1,217
Toyota Motor (JPY)	132,200	6,881
		13,588
Distributors 0.2%		
Genuine Parts (1)	83,858	3,683
Pacific Brands (AUD) (1)	357,848	699
		4,382
Hotels, Restaurants & Leisure 0.7%		
Carnival	147,883	7,907
Hilton	102,318	2,467
McDonald's	159,803	5,389
Starbucks (2)	40,300	1,209
		16,972
Household Durables 0.5%		
Fortune Brands	40,920	3,193
Goldcrest Company (JPY) (1)	17,810	1,616
Persimmon (GBP)	95,598	2,067
Philips Electronics (EUR)	39,211	1,219
Pioneer (JPY) (1)	77,500	1,078
Sony (JPY)	84,600	3,468
		12,641

Internet & Catalog Retail 0.1%		
Expedia (1)(2)	60,331	1,446
		1,446
Leisure Equipment & Products 0.1%		
Hasbro	81,811	1,651
Nikon (JPY)	118,000	1,867
		3,518
Media 2.6%		
Aegis Group (GBP)	1,100,264	2,307
CBS, Class A (2)(3)	4,076	103
CCE Spinco (2)	12,789	168
Clear Channel Communications	102,312	3,218
Comcast, Class A (2)	350,764	9,106
Discovery Holding, Series A (1)(2)	20,000	303
Disney	370,981	8,892
EchoStar Communications, Class A (2)	96,300	2,616
Gannett	28,235	1,710
Gestevision Telecinco (EUR)	41,505	1,048
Liberty Media, Class A (2)	529,900	4,170
McGraw-Hill	146,922	7,586
Omnicom	42,022	3,577
Publicis (EUR) (1)	115,100	4,007
Time Warner	296,156	5,165
Tribune	40,951	1,239
Viacom, Class A (1)(2)(3)	4,076	163
Viacom, Class B (2)(3)	155,278	6,390
WPP Group (GBP)	202,371	2,188
WPP Group ADR (1)	18,400	994
		64,950
Multiline Retail 0.7%		
Target	330,590	18,173
		18,173

Specialty Retail 1.1%		
CarMax (1)(2)	55,192	1,528
Esprit Holdings (HKD)	225,500	1,602
GAP	212,030	3,740
Home Depot	318,128	12,878
RadioShack (1)	81,824	1,721
Staples	81,577	1,852
TJX	148,078	3,440
		26,761
Textiles, Apparel, & Luxury Goods 0.2%		
Adidas-Salomon (EUR) (1)	10,331	1,957
Nike, Class B	21,200	1,840
		3,797
Total Consumer Discretionary		171,440
CONSUMER STAPLES 5.6%		
Beverages 1.2%		
Anheuser-Busch	100,360	4,311
Cia Cervecerias Unidas ADR (1)	35,400	893
Coca-Cola	234,560	9,455
Diageo (GBP)	214,438	3,105
Kirin Brewery (JPY) (1)	190,000	2,222
PepsiCo	178,379	10,539
		30,525
Food & Staples Retailing 2.1%		
Casino Guichard-Perrachon (EUR) (1)	19,213	1,280
Coles Myer (AUD)	274,299	2,056
Costco Wholesale	121,864	6,029
CVS	102,278	2,702
Kroger (2)	228,024	4,305
Matsumotokiyoshi (JPY) (1)	49,200	1,561
METRO (EUR)	82,434	3,983
Organizacion Soriana, Series B (MXN) (1)(2)	153,000	693

Sysco	128,867	4,001
Tesco (GBP)	346,864	1,976
Wal-Mart	370,775	17,352
Wal-Mart de Mexico, Series V (MXN)	283,000	1,571
Walgreen	106,038	4,693
		52,202
Food Products 0.6%		
Campbell Soup	82,850	2,466
General Mills	74,159	3,658
Goodman Fielder (AUD) (2)	349,700	537
Nestle (CHF)	17,921	5,356
RHM (GBP)	239,944	1,095
Unilever (GBP)	129,198	1,280
		14,392
Household Products 1.2%		
Colgate-Palmolive	68,822	3,775
Kimberly-Clark	77,105	4,599
Procter & Gamble	386,941	22,396
		30,770
Tobacco 0.5%		
Altria Group	164,495	12,291
		12,291
Total Consumer Staples		140,180
ENERGY 6.1%		
Energy Equipment & Services 1.3%		
Baker Hughes	81,906	4,978
BJ Services	201,460	7,388
FMC Technologies (1)(2)	73,947	3,174
Grant Prideco (1)(2)	56,100	2,475
Halliburton	57,122	3,539
Schlumberger (1)	105,023	10,203

Transocean (2)	2	—
		31,757

Oil, Gas & Consumable Fuels 4.8%

BP (GBP)	417,148	4,438
BP ADR	236,064	15,160
Chevron	227,489	12,914
China Shenhua Energy (HKD) (2)	710,500	779
ConocoPhillips	102,358	5,955
Eni S.p.A. (EUR)	106,905	2,966
Eni S.p.A. ADR (1)	14,900	2,078
ExxonMobil	701,353	39,395
Murphy Oil	204,660	11,050
Oil Search (AUD)	592,577	1,605
Petroleo Brasileiro (Petrobras) ADR (1)	48,800	3,141
Royal Dutch Shell, Series B (GBP)	43,248	1,381
Royal Dutch Shell ADR, Class B (1)	58,077	3,748
Royal Dutch Shell ADR	30,701	1,888
Statoil ASA (NOK) (1)	457,565	10,514
Total (EUR)	15,704	3,946
		120,958
Total Energy		152,715

FINANCIALS 14.7%

Capital Markets 2.6%

Ameriprise Financial	36,006	1,476
Franklin Resources	100,238	9,423
Goldman Sachs	80,495	10,280
Lehman Brothers	51,143	6,555
Macquarie Bank (AUD) (1)	67,437	3,374
Mellon Financial	176,543	6,047
Morgan Stanley	209,247	11,873
State Street	200,485	11,115
UBS (CHF)	37,839	3,600
		63,743

Commercial Banks 5.2%		
ABN AMRO (EUR)	79,717	2,085
Allied Irish Banks (EUR)	45,360	970
Australia & New Zealand Banking (AUD)	132,948	2,338
Australia & New Zealand Banking ADR (1)	20,200	1,778
Banco Santander Central Hispano (EUR)	196,586	2,596
Bank of America	515,699	23,799
Bank of Fukuoka (JPY) (1)	208,000	1,785
Bank of Ireland (EUR)	109,401	1,724
Barclays (GBP)	554,766	5,826
Barclays ADR (1)	6,500	273
BNP Paribas (EUR)	64,786	5,244
DBS Group (SGD)	189,000	1,875
EFG International (CHF) (2)	53,300	1,419
Fifth Third Bancorp	96,800	3,651
Grupo Financiero Banorte (MXN) (1)	1,334,688	2,765
HBOS (GBP)	228,928	3,907
HSBC (GBP)	106,432	1,707
Mitsubishi UFJ Financial (JPY)	313	4,259
NORDEA (SEK)	438,319	4,553
Royal Bank of Scotland (GBP)	180,321	5,439
S-E-Banken (SEK)	142,187	2,927
Societe Generale (EUR)	13,098	1,611
Sumitomo Trust & Banking (JPY)	475,000	4,868
Svenska Handelsbanken, Series A (SEK)	138,434	3,434
The Bank of Yokohama (JPY)	377,000	3,094
U.S. Bancorp	491,457	14,690
UniCredito (EUR)	250,578	1,727
Unicredito Italiano (EUR) (1)(2)	477,880	3,294
Wachovia	230,724	12,196
Westpac Bank (AUD)	186,441	3,114
		128,948
Consumer Finance 0.5%		
AIFUL (JPY)	31,150	2,609
American Express	180,031	9,265

SLM Corporation	35,200	1,939
		13,813
Diversified Financial Services 2.2%		
Babcock & Brown (AUD)	157,209	1,979
Citigroup	736,283	35,732
ING Groep GDS (EUR)	73,579	2,553
JPMorgan Chase	300,611	11,931
Moody's	28,846	1,772
		53,967
Insurance 2.7%		
American International Group	384,380	26,226
Aviva (GBP)	140,691	1,705
AXA (EUR)	86,910	2,806
CNP Assurances (EUR)	29,686	2,341
Friends Provident (GBP)	277,736	905
Genworth Financial, Class A	124,954	4,321
Marsh & McLennan (1)	114,084	3,623
Mitsui Sumitomo Insurance (JPY)	142,000	1,743
Prudential	65,449	4,790
QBE Insurance (AUD) (1)	176,594	2,541
SAFECO	51,156	2,890
St. Paul Companies	251,126	11,218
UnumProvident (1)	150,000	3,412
		68,521
Real Estate 0.7%		
China Overseas Land & Investment (HKD)	3,376,000	1,448
Equity Office Properties, REIT	163,686	4,964
GPT Group, Equity Units (AUD)	240,322	723
ProLogis, REIT	180,450	8,431
Sun Hung Kai Properties (HKD)	162,000	1,583
		17,149
Thrifts & Mortgage Finance 0.8%		
Bradford Bingley (GBP)	258,306	1,822

Countrywide Credit	159,359	5,449
Fannie Mae	88,886	4,339
Freddie Mac	55,444	3,623
Hypo Real Estate Holding (EUR)	55,592	2,895
Radian (1)	51,149	2,997
		21,125
Total Financials		367,266

HEALTH CARE 7.3%

Biotechnology 0.4%		
Amgen (2)	133,981	10,566
CSL Limited (AUD)	29,184	910
		11,476
Health Care Equipment & Supplies 1.0%		
Baxter International	114,047	4,294
Becton, Dickinson	61,382	3,688
Boston Scientific (2)	201,670	4,939
Guidant	43,375	2,808
Medtronic	143,566	8,265
		23,994
Health Care Providers & Services 1.8%		
Aetna	68,541	6,464
Cardinal Health	99,073	6,811
Celesio (EUR)	17,937	1,544
Health Management	83,114	1,825
Medco (2)	59,990	3,348
UnitedHealth Group	402,178	24,991
		44,983
Pharmaceuticals 4.1%		
Abbott Laboratories	144,928	5,715
AstraZeneca ADR	61,100	2,969
Bristol Myers Squibb	158,281	3,637
Eisai (JPY)	35,500	1,494

Eli Lilly	102,292	5,789
Forest Laboratories (2)	51,118	2,080
GlaxoSmithKline (GBP)	64,784	1,636
GlaxoSmithKline ADR (1)	235,179	11,872
Johnson & Johnson	259,492	15,596
Kobayashi Pharmaceutical (JPY)	45,800	1,375
Merck	200,536	6,379
Novartis (CHF)	143,156	7,517
Pfizer	600,261	13,998
Sanofi-Aventis (EUR) (1)	60,738	5,323
Schering-Plough	204,560	4,265
Takeda Chemical Industries (JPY)	47,500	2,577
Wyeth	215,658	9,935
		102,157
Total Health Care		182,610

INDUSTRIALS & BUSINESS SERVICES 8.1%

Aerospace & Defense 1.4%

BAE Systems (GBP)	288,399	1,892
Boeing	98,104	6,891
General Dynamics	30,000	3,421
Honeywell International	181,969	6,778
Lockheed Martin	138,878	8,837
Rolls-Royce (GBP) (2)	199,817	1,468
United Technologies	98,992	5,535
		34,822

Air Freight & Logistics 0.3%

UPS, Class B	94,071	7,070
Yamato Transport (JPY) (1)	79,000	1,314
		8,384

Airlines 0.1%

Qantas Airways (AUD)	220,317	653

Southwest Airlines	156,100	2,565
		3,218
Building Products 0.1%		
Masco	102,091	3,082
		3,082
Commercial Services & Supplies 0.3%		
Downer EDI (AUD)	199,763	1,053
Waste Management	180,333	5,473
		6,526
Construction & Engineering 0.2%		
Acciona (EUR) (1)	51,192	5,726
		5,726
Electrical Equipment 0.1%		
Sumitomo Electric Industries (JPY)	102,700	1,564
		1,564
Industrial Conglomerates 3.0%		
DCC (EUR)	170,359	3,651
GE	1,576,171	55,245
Hutchison Whampoa (HKD)	203,000	1,935
Sembcorp (SGD)	1,110,060	1,829
Tyco International	371,455	10,720
		73,380
Machinery 1.5%		
Cargotec (EUR) (2)	99,300	3,444
Caterpillar	76,195	4,402
Danaher	196,618	10,967
Deere	134,575	9,166
Fanuc (JPY)	28,100	2,392
Illinois Tool Works	39,400	3,467
ITT Industries	39,472	4,059
		37,897

Marine 0.1%		
Nippon Yusen (JPY) (1)	377,000	2,591
		2,591
Road & Rail 0.8%		
Arriva (GBP)	227,803	2,280
CSX	71,058	3,608
Landstar Systems (1)	163,630	6,830
Union Pacific	80,825	6,507
		19,225
Trading Companies & Distributors 0.2%		
Mitsubishi (JPY)	230,000	5,105
		5,105
Total Industrials & Business Services		201,520
INFORMATION TECHNOLOGY 7.9%		
Communications Equipment 1.0%		
Cisco Systems (2)	433,375	7,419
Motorola	284,971	6,437
Nokia (EUR)	297,859	5,450
Nokia ADR	55,100	1,008
QUALCOMM	89,995	3,877
Uniden (JPY) (1)	38,000	742
		24,933
Computers & Peripherals 1.4%		
Acer (TWD)	141,000	354
Dell (2)	385,760	11,569
Hewlett-Packard	302,521	8,661
IBM	147,404	12,117
Toshiba (JPY) (1)	574,000	3,437
		36,138
Electronic Equipment & Instruments 0.4%		
Flextronics (1)(2)	184,057	1,921

Hamamatsu Photonics (JPY) (1)	40,500	1,192
Jabil Circuit (2)	124,552	4,620
TDK (JPY)	16,700	1,155
		8,888
Internet Software & Services 0.2%		
IAC/InterActiveCorp (1)(2)	60,331	1,708
VeriSign (1)(2)	132,943	2,914
		4,622
IT Services 0.7%		
Accenture, Class A	65,800	1,900
Automatic Data Processing	134,574	6,176
Certegy (1)	8,900	361
DST Systems (1)(2)	51,144	3,064
First Data	25,000	1,075
Paychex	96,709	3,686
TietoEnator (EUR)	60,720	2,218
		18,480
Office Electronics 0.1%		
Canon (JPY) (1)	48,000	2,817
		2,817
Semiconductor & Semiconductor Equipment 1.8%		
Altera (1)(2)	155,464	2,881
Analog Devices	152,395	5,467
Applied Materials	163,675	2,936
Intel	519,954	12,978
KLA-Tencor	61,363	3,027
Linear Technology	168,022	6,061
Maxim Integrated Products	114,055	4,133
Texas Instruments	102,251	3,279
Tokyo Electron (JPY)	30,100	1,897
Xilinx	51,566	1,300
		43,959

Software 2.3%

Adobe Systems	204,546	7,560
Electronic Arts (2)	30,680	1,605
Intuit (2)	171,006	9,115
Microsoft	1,071,528	28,020
Oracle (2)	743,158	9,074
Symantec (2)	132,195	2,313
		57,687
Total Information Technology		197,524

MATERIALS 3.4%

Chemicals 1.1%

BASF (EUR)	40,427	3,098
Chemtura	55,580	706
Dow Chemical	91,111	3,992
DuPont	147,018	6,248
Kaneka (JPY) (1)	168,000	2,036
Mitsubishi Gas Chemical (JPY)	146,000	1,384
Potash Corp./Saskatchewan	95,732	7,680
Yara International (NOK)	68,910	1,004
		26,148

Construction Materials 0.1%

Cemex (MXN)	313,100	1,858
Holcim (CHF)	21,587	1,469
		3,327

Containers & Packaging 0.1%

DS Smith (GBP)	527,408	1,505
		1,505

Metals & Mining 1.7%

Alcoa	171,800	5,080
Anglo American (GBP)	77,532	2,637
BlueScope Steel (AUD) (1)	567,324	2,903
Inco (1)	204,735	8,920

Newmont Mining	61,412	3,279
Nippon Steel (JPY) (1)	1,163,000	4,154
Nucor	60,000	4,003
Phelps Dodge	33,000	4,748
Sims Group (AUD)	232,900	3,003
SSAB Svenskt Stal, Series A (SEK)	106,176	3,864
		42,591
Paper & Forest Products 0.4%		
International Paper	253,670	8,526
MeadWestvaco	30,000	841
Weyerhaeuser	12,700	843
		10,210
Total Materials		83,781
TELECOMMUNICATION SERVICES 2.5%		
Diversified Telecommunication Services 1.4%		
AT&T	258,362	6,327
China Telecom (HKD)	1,992,000	726
Telefonica (EUR)	196,002	2,950
Telenor ASA (NOK)	374,806	3,681
Telus (CAD)	120,800	4,959
Telus (Non-voting shares)	143,336	5,771
Verizon Communications	364,889	10,990
		35,404
Wireless Telecommunication Services 1.1%		
Alltel	91,137	5,751
America Movil ADR, Series L	68,000	1,990
Bouygues (EUR)	67,611	3,307
China Unicom (HKD)	554,000	450
KDDI (JPY)	390	2,255
MobilCom AG (EUR)	63,117	1,390
Sprint Nextel	233,738	5,460
Starhub (SGD)	831,000	1,024
Vodafone (GBP)	225,607	487

Vodafone ADR (1)	239,700	5,146
		27,260
Total Telecommunication Services		62,664
UTILITIES 2.7%		
Electric Utilities 1.6%		
E.ON AG (EUR)	46,884	4,852
Entergy	83,277	5,717
Exelon	257,980	13,709
FirstEnergy	142,204	6,966
Hong Kong Electric (HKD)	183,071	908
Iberdrola (EUR) (1)	106,922	2,924
Pinnacle West Capital	51,148	2,115
TEPCO (JPY)	97,300	2,371
		39,562
Gas Utilities 0.0%		
Alinta (AUD)	105,896	867
		867
Independent Power Producers & Energy Traders 0.8%		
Duke Energy	313,403	8,603
TXU	213,000	10,690
		19,293
Multi-Utilities 0.3%		
Centrica (GBP)	648,318	2,838
NiSource	153,431	3,201
		6,039
Total Utilities		65,761
Total Common Stocks (Cost $1,031,739)		1,625,461
CORPORATE BONDS 10.3%		
Abbey National, 7.95%, 10/26/29	1,000,000	1,293

Alcan Aluminum, 5.00%, 6/1/15	700,000	680
Ambac Financial, 5.95%, 12/5/35	1,000,000	1,021
America Movil, 5.50%, 3/1/14	545,000	537
America Movil, 6.375%, 3/1/35	1,000,000	975
American Electric Power, 5.375%, 3/15/10	1,180,000	1,192
American General Finance, 5.40%, 12/1/15	1,000,000	996
Ameriprise Financial, 5.35%, 11/15/10	425,000	427
Amgen, 4.00%, 11/18/09	410,000	397
Arden Realty,5.25%, 3/1/15	225,000	227
Associates Corp. of North America, 6.95%, 11/1/18	100,000	115
AT&T, 5.10%, 9/15/14	3,100,000	3,035
AT&T, 6.25%, 3/15/11	1,100,000	1,150
AT&T Broadband, 8.375%, 3/15/13	1,800,000	2,084
AT&T Wireless, 7.875%, 3/1/11	1,000,000	1,121
AT&T Wireless, 8.75%, 3/1/31	1,000,000	1,324
Baker Hughes, 6.25%, 1/15/09	1,000,000	1,040
Bank of America, 4.875%, 9/15/12	500,000	497
Bank of America, 5.25%, 2/1/07	100,000	100
Bank of America, 6.25%, 4/15/12	1,500,000	1,603
Bank of Boston Capital Trust, 8.25%, 12/15/26	1,000,000	1,064
Bank One, 5.50%, 3/26/07	2,000,000	2,017
BankAmerica, 6.625%, 8/1/07	3,000,000	3,082
BB&T, 4.75%, 10/1/12	935,000	923
Bear Stearns, 3.25%, 3/25/09	1,500,000	1,424
Bear Stearns, 4.00%, 1/31/08	750,000	737
Bell Atlantic Maryland, 8.00%, 10/15/29	100,000	113
BHP Finance, 4.80%, 4/15/13	255,000	250
BHP Finance, 5.00%, 12/15/10	1,000,000	1,001
BHP Finance, 6.69%, 3/1/06	2,000,000	2,006
BNP Paribas (New York), 6.875%, 3/1/09	1,000,000	1,054
Boardwalk Pipelines, 5.50%, 2/1/17	165,000	164

Boeing, 8.75%, 8/15/21	500,000	678
Boeing Capital, 6.10%, 3/1/11	1,000,000	1,051
Boston Properties, 5.00%, 6/1/15	100,000	97
Bottling Group, 4.625%, 11/15/12	450,000	440
Bristol-Myers Squibb, 5.75%, 10/1/11	1,000,000	1,033
British Sky Broadcasting, 8.20%, 7/15/09	1,000,000	1,093
British Telecommunications, 8.375%, 12/15/10 (4)	1,000,000	1,140
Bunge Limited Financial, 5.10%, 7/15/15	1,145,000	1,109
Burlington Northern Santa Fe, ETC, 7.33%, 6/23/10	364,200	383
Canadian National Railway, 4.25%, 8/1/09	500,000	488
Canadian Natural Resources, 6.45%, 6/30/33	500,000	540
Capital One Bank, 4.25%, 12/1/08	400,000	391
Capital One Bank, 4.875%, 5/15/08	1,000,000	996
Caterpillar Financial Services, 3.10%, 5/15/07	500,000	488
Caterpillar Financial Services, 4.50%, 9/1/08	750,000	742
Caterpillar Financial Services, 5.05%, 12/1/10	1,000,000	1,001
Centerpoint Energy Houston Electric, 5.70%, 3/15/13	1,000,000	1,027
Chevron Phillips Chemical, 5.375%, 6/15/07	560,000	562
CIT Group, 4.00%, 5/8/08	100,000	98
CIT Group, 5.00%, 2/1/15	2,500,000	2,435
Citigroup, 5.00%, 9/15/14	1,534,000	1,514
Citigroup, 6.50%, 1/18/11	1,000,000	1,066
Citigroup, 6.625%, 6/15/32	3,000,000	3,404
Clear Channel Communications, 7.65%, 9/15/10	1,750,000	1,877
Clorox, 4.20%, 1/15/10	600,000	582
Coca Cola Bottling, 5.00%, 6/15/16	5,000,000	4,814
Comcast Cable Communications, 6.75%, 1/30/11	1,750,000	1,853
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,457
Cox Communications, 7.125%, 10/1/12	300,000	321
Credit Suisse First Boston (USA), 6.125%, 11/15/11	1,800,000	1,893
Credit Suisse First Boston (USA), 6.50%, 1/15/12	1,175,000	1,257

CRH America, 6.40%, 10/15/33	750,000	821
CVS, 4.00%, 9/15/09	500,000	482
DaimlerChrysler, 4.05%, 6/4/08	100,000	97
DaimlerChrysler, 7.20%, 9/1/09	1,000,000	1,058
Developers Diversified Realty, 4.625%, 8/1/10	1,000,000	968
Dow Chemical, 5.75%, 12/15/08	740,000	757
Duke Capital, 7.50%, 10/1/09	1,000,000	1,077
DuPont, 6.875%, 10/15/09	660,000	703
Eksportfinans, 4.75%, 12/15/08	1,500,000	1,503
Enbridge, 4.90%, 3/1/15	500,000	492
Energy East, 6.75%, 9/15/33	1,000,000	1,132
Enron Oil & Gas, 6.50%, 12/1/07	4,000,000	4,096
EOP Operating, 6.80%, 1/15/09	1,350,000	1,410
Erac USA Finance, 8.00%, 1/15/11 (5)	2,500,000	2,776
ERP Operating, 6.95%, 3/2/11	710,000	766
Exelon Generation, 6.95%, 6/15/11	375,000	404
Federal Express, 9.95%, 8/15/06	500,000	515
Florida Power & Light, 5.95%, 10/1/33	400,000	423
Food Lion, 8.05%, 4/15/27	1,900,000	2,012
FPL Group Capital, 7.625%, 9/15/06	100,000	102
France Telecom, 7.75%, 3/1/11 (6)	1,590,000	1,782
GE, 5.00%, 2/1/13	850,000	849
GE Capital, 3.125%, 4/1/09	6,000,000	5,686
GE Capital, 5.45%, 1/15/13	3,250,000	3,324
GE Global Insurance, 7.75%, 6/15/30	100,000	122
Genentech, 4.40%, 7/15/10	180,000	177
Georgia Power, 5.25%, 12/15/15	2,000,000	2,026
Golden West Financial Corporation., 4.125%, 8/15/07	100,000	99
Goldman Sachs, 5.15%, 1/15/14	1,200,000	1,191
Goldman Sachs, 6.60%, 1/15/12	4,000,000	4,309
Halliburton, 5.50%, 10/15/10	1,000,000	1,023

Harrah's Operating, 5.50%, 7/1/10	1,250,000	1,251
Hewlett Packard, 5.50%, 7/1/07	1,000,000	1,009
Home Depot, 4.625%, 8/15/10	1,025,000	1,019
Hospira, 4.95%, 6/15/09	750,000	746
Household Finance, 6.375%, 10/15/11	3,200,000	3,377
HSBC Bank, 3.875%, 9/15/09	100,000	97
HSBC Bank, 5.875%, 11/1/34	1,950,000	1,987
HSBC Holdings, 5.25%, 12/12/12	600,000	605
Hutchison Whampoa, 6.50%, 2/13/13 (5)	1,100,000	1,165
Hydro Quebec, 8.40%, 1/15/22	200,000	273
IBM, 3.80%, 2/1/08	625,000	612
IBM, 5.875%, 11/29/32	1,500,000	1,585
IBM, 6.45%, 8/1/07	500,000	513
IBM, 6.50%, 1/15/28	100,000	113
ING Capital Funding Trust III		
8.439%, 12/31/49 (Tender 12/31/10)	1,000,000	1,136
International Lease Finance, 4.875%, 9/1/10	2,500,000	2,470
iStar Financial, 6.05%, 4/15/15	1,000,000	1,012
Jefferson-Pilot Capital Trust, 8.14%, 1/15/46 (5)	1,500,000	1,592
John Deere Capital, 4.375%, 3/14/08	1,000,000	988
John Deere Capital, 4.625%, 4/15/09	1,000,000	990
JPMorgan Chase, 6.75%, 2/1/11	2,500,000	2,680
Kimberly-Clark, 6.375%, 1/1/28	5,000,000	5,801
Kinder Morgan, 7.25%, 3/1/28	100,000	112
Kinder Morgan Finance, 5.70%, 1/5/16 (5)	1,000,000	1,006
Kraft Foods, 5.625%, 11/1/11	1,000,000	1,023
Kroger, 8.05%, 2/1/10	2,500,000	2,710
Lehman Brothers, 3.95%, 11/10/09	1,000,000	964
Lehman Brothers, 4.80%, 3/13/14	1,525,000	1,488
Lennar, 5.60%, 5/31/15	500,000	484
Lockheed Martin, 7.65%, 5/1/16	1,000,000	1,188

Lowes Companies, 5.00%, 10/15/15	1,000,000	1,002
M & I Marshall & Ilsley Bank, 4.85%, 6/16/15	1,000,000	977
Manufacturers and Traders Trust, 5.585%, 12/28/20	1,834,000	1,623
Masco, 4.80%, 6/15/15	1,000,000	933
May Department Stores, 5.75%, 7/15/14	1,500,000	1,531
MBNA America Bank, 6.50%, 6/20/06	1,500,000	1,510
Mcdonnell Douglas, 6.875%, 11/1/06	100,000	102
Medtronic, 4.375%, 9/15/10 (5)	550,000	539
Mellon Bank, 7.00%, 3/15/06	100,000	100
Mellon Funding, 5.00%, 12/1/14	1,000,000	992
Merrill Lynch, 4.125%, 1/15/09	500,000	489
Merrill Lynch, 5.00%, 1/15/15	1,500,000	1,480
Merrill Lynch, 6.50%, 7/15/18	1,000,000	1,106
Morgan Stanley, 6.75%, 4/15/11	100,000	108
Morgan Stanley, 6.875%, 3/1/07	2,500,000	2,555
Motorola, 8.00%, 11/1/11	1,000,000	1,145
New England Telephone & Telegraph, 7.875%, 11/15/29	100,000	111
Newmont Mining, 5.875%, 4/1/35	350,000	347
News America, 6.20%, 12/15/34	1,000,000	992
News America Holdings, 9.25%, 2/1/13	1,090,000	1,327
Noram Energy, 6.50%, 2/1/08	521,000	535
Norfolk Southern, 5.257%, 9/17/14	750,000	756
Norfolk Southern, 5.64%, 5/17/29	481,000	482
Norfolk Southern, 7.80%, 5/15/27	19,000	24
Northrop Grumman, 7.125%, 2/15/11	750,000	818
Northrop Grumman, 7.875%, 3/1/26	500,000	627
Norwest Corporation., 6.55%, 12/1/06	100,000	101
NYNEX, 9.55%, 5/1/10	403,408	442
Pacific Gas & Electric, 3.60%, 3/1/09	500,000	480
Pacific Gas & Electric, 4.80%, 3/1/14	1,000,000	974
Panhandle Eastern Pipeline, 4.80%, 8/15/08	335,000	332

Pemex Project Funding Master Trust, 7.375%, 12/15/14	2,500,000	2,778
Pemex Project Funding Master Trust, 9.125%, 10/13/10	100,000	115
Pepsi Co, 5.75%, 1/15/08	1,000,000	1,021
Petrobras International, 9.875%, 5/9/08	750,000	825
Pfizer, 4.65%, 3/1/18	740,000	707
Pharmacia, 5.875%, 12/1/08 (6)	100,000	103
Phillips Petroleum, 7.00%, 3/30/29	4,000,000	4,806
PNC Funding, 5.125%, 12/14/10	1,075,000	1,078
PNC Funding, 5.25%, 11/15/15	1,000,000	997
PPL Energy Supply, 6.40%, 11/1/11	940,000	991
Procter & Gamble, 4.85%, 12/15/15	500,000	495
Progress Energy, 7.10%, 3/1/11	1,200,000	1,291
Prudential Financial, 5.40%, 6/13/35	1,000,000	953
Public Service Company of Colorado, 7.875%, 10/1/12	940,000	1,094
Pulte Homes, 7.875%, 8/1/11	750,000	824
Raytheon, 6.55%, 3/15/10	200,000	211
Reed Elsevier, 6.125%, 8/1/06	1,000,000	1,007
Royal Bank of Canada, 3.875%, 5/4/09	350,000	340
Royal Bank of Scotland, 4.70%, 7/3/18	1,000,000	951
Royal Bank of Scotland Group, 5.00%, 10/1/14	1,000,000	992
Ryland Group, 5.375%, 1/15/15	500,000	470
Safeco, 4.875%, 2/1/10	750,000	741
Safeway, 7.50%, 9/15/09	100,000	106
Simon Property Group, REIT, 6.35%, 8/28/12	1,000,000	1,050
SLM, 5.625%, 8/1/33	1,500,000	1,562
SLM Corporation, 4.00%, 1/15/09	1,000,000	973
Southern California Edison, 4.65%, 4/1/15	500,000	482
Southern California Edison, 6.00%, 1/15/34	1,000,000	1,058
Southern California Gas, 5.75%, 11/15/35	680,000	696
Southwest Airlines, 6.50%, 3/1/12	1,750,000	1,846
Sovereign Bancorp, 4.80%, 9/1/10 (5)	750,000	735

Sprint Capital, 6.875%, 11/15/28	1,600,000	1,754
Sprint Capital, 6.90%, 5/1/19	1,000,000	1,097
St. Paul Travelers Companies, 5.75%, 3/15/07	1,525,000	1,538
State Street, 7.65%, 6/15/10	1,000,000	1,105
Sunoco, 4.875%, 10/15/14	750,000	735
Suntrust, 2.50%, 5/4/06	1,000,000	993
Synovus Financial, 4.875%, 2/15/13	390,000	381
TCI Communications, 6.875%, 2/15/06	200,000	200
Telecom Italia Capital, 5.25%, 11/15/13	2,000,000	1,963
Telefonos de Mexico, 4.75%, 1/27/10	415,000	408
Telefonos de Mexico, 5.50%, 1/27/15	1,000,000	984
Telus, 7.50%, 6/1/07	400,000	414
Telus, 8.00%, 6/1/11	600,000	674
THOMSON Multimedia, 6.20%, 1/5/12	1,400,000	1,473
Time Warner, 6.875%, 6/15/18	1,000,000	1,061
Time Warner, 7.48%, 1/15/08	1,600,000	1,666
Time Warner Entertainment, 8.375%, 3/15/23	1,725,000	1,985
Transocean, 7.50%, 4/15/31	900,000	1,133
Travelers Property Casualty, 6.75%, 11/15/06	1,500,000	1,522
Tyco International, 6.00%, 11/15/13	750,000	767
Tyco International, 6.125%, 1/15/09	500,000	510
Tyco International, 6.375%, 10/15/11	750,000	779
Tyco International, 7.20%, 10/15/08 (6)	100,000	105
U.S. Bancorp, 4.50%, 7/29/10	1,450,000	1,425
U.S. Bancorp, 6.875%, 9/15/07	200,000	207
Unilever Capital, 7.125%, 11/1/10	430,000	469
Union Bank Switzerland, 7.25%, 7/15/06	1,000,000	1,012
Union Pacific, 6.50%, 4/15/12	2,000,000	2,154
United Health Group, 3.75%, 2/10/09	1,000,000	968
United Technologies, 5.40%, 5/1/35	340,000	340
Verizon Global Funding, 6.875%, 6/15/12	130,000	141

Verizon Global Funding, 7.75%, 12/1/30	2,500,000	2,974
Verizon New Jersey, 6.80%, 12/15/24	2,500,000	2,557
Virginia Electric & Power, 4.75%, 3/1/13	100,000	97
Vodafone Group, 5.375%, 1/30/15	600,000	601
Wachovia Bank, 4.875%, 2/1/15	3,600,000	3,533
Wal-Mart, 5.25%, 9/1/35	1,250,000	1,210
Washington Mutual, 4.375%, 1/15/08	1,250,000	1,237
Wells Fargo, 4.20%, 1/15/10	1,000,000	974
Wells Fargo Bank, 6.45%, 2/1/11	100,000	107
Wells Fargo Financial, 5.50%, 8/1/12	2,000,000	2,057
Weyerhaeuser, 5.95%, 11/1/08	750,000	766
Willamette Industries, 7.85%, 7/1/26	1,000,000	1,148
WMX Technologies, 7.00%, 10/15/06	200,000	203
World Savings Bank, F.S.B., 4.125%, 12/15/09	750,000	729
Yum! Brands, 7.70%, 7/1/12	1,250,000	1,384
Total Corporate Bonds (Cost $254,994)		257,035

ASSET-BACKED SECURITIES 0.1%

California Infrastructure PG&E Series 1997-1, Class A7 6.42%, 9/25/08	41,617	42
New Century Home Equity Loan Trust Series 2005-A, Class A6 4.954%, 8/25/35 (4)	1,350,000	1,307
Peco Energy Transition Trust Series 2001-A, Class A1 6.52%, 12/31/10	450,000	479
Total Asset-Backed Securities (Cost $1,886)		1,828

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.7%

Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO 4.94%, 10/25/34 (4)	808,121	800

DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO 7.30%, 6/10/32	2,850,000	3,040
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO 6.70%, 4/15/34	4,200,000	4,519
Greenwich Capital Commercial Funding Series 2004-GG1A, Class A2, CMO 3.835%, 6/10/36	1,378,136	1,352
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	2,325,000	2,455
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	2,625,000	2,496
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	2,800,000	2,947
Total Non-U.S. Government Mortgage-Backed Securities (Cost $18,115)		17,609

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 2.6%

U.S. Government Agency Obligations 1.9%

Federal Home Loan Mortgage		
5.50%, 3/1/18 - 12/1/18	2,288,786	2,305
6.00%, 9/1/17 - 12/1/33	831,707	843
6.50%, 11/1/09 - 8/1/32	370,715	381
7.00%, 6/1/32	537,426	560
Federal Home Loan Mortgage, CMO		
3.50%, 4/15/17	130,967	130
6.00%, 12/15/08	84,304	85
Federal National Mortgage Assn.		
4.00%, 5/1/19	313,174	300
4.50%, 5/1/18 - 9/1/34	21,102,732	20,326
5.00%, 4/1/18 - 7/1/35	596,835	586
5.50%, 1/1/17 - 4/1/34	10,791,814	10,756

6.00%, 8/1/14 - 11/1/34	7,696,457	7,776
6.50%, 5/1/14 - 12/1/32	1,108,055	1,141
7.00%, 9/1/25 - 4/1/32	461,937	482
7.50%, 9/1/26	5,243	5
8.00%, 8/1/24 - 7/1/26	29,254	30
Federal National Mortgage Assn., CMO		
6.00%, 10/25/08	2,147,684	2,170
U.S. Department of Veteran Affairs, CMO (4)		
9.604%, 3/15/25	144,050	155
		48,031

U.S. Government Obligations 0.7%

Government National Mortgage Assn.		
5.00%, 9/20/33	2,131,697	2,105
5.50%, 2/20/34 - 8/15/35	3,362,272	3,378
6.00%, 11/15/08 - 1/20/35	3,404,411	3,479
6.50%, 9/15/08 - 4/15/29	976,943	1,023
7.00%, 12/15/23 - 3/15/31	912,539	963
7.50%, 9/15/22 - 1/15/27	496,618	526
8.00%, 11/15/17 - 11/15/25	409,451	435
8.50%, 6/15/08 - 6/20/26	306,221	329
9.00%, 2/15/20 - 6/20/20	85,260	93
9.50%, 8/15/09 - 8/20/22	64,776	70
10.00%, 11/15/09 - 1/20/22	5,137	6
11.00%, 3/15/10 - 6/15/19	112,095	121
11.50%, 3/15/10 - 3/15/16	139,962	155
Government National Mortgage Assn., ARM		
4.75%, 8/20/23	11,326	11
Government National Mortgage Assn., CMO		
5.50%, 5/20/31	5,000,000	5,008

17,702
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $66,391)		65,733

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 16.4%

U.S. Government Agency Obligations 4.0%

Federal Farm Credit Banks, 5.75%, 1/18/11	1,930,000	2,014
Federal Home Loan Bank, 3.375%, 2/23/07 (1)	4,000,000	3,942
Federal Home Loan Bank, 5.25%, 6/18/14 (1)	7,000,000	7,220
Federal Home Loan Bank, 5.75%, 5/15/12 (1)	6,375,000	6,710
Federal Home Loan Mortgage, 2.75%, 3/15/08 (1)	150,000	144
Federal Home Loan Mortgage, 2.875%, 5/15/07 (1)	5,000,000	4,884
Federal Home Loan Mortgage, 4.00%, 8/17/07 (1)	8,000,000	7,916
Federal Home Loan Mortgage, 4.125%, 10/18/10 (1)	5,000,000	4,869
Federal Home Loan Mortgage, 4.50%, 1/15/14 (1)	310,000	304
Federal Home Loan Mortgage, 4.50%, 1/15/15 (1)	4,000,000	3,920
Federal Home Loan Mortgage, 5.125%, 7/15/12 (1)	582,000	592
Federal Home Loan Mortgage, 6.625%, 9/15/09	7,500,000	7,975
Federal National Mortgage Assn., 3.25%, 11/15/07 (1)	175,000	170
Federal National Mortgage Assn., 5.00%, 1/15/07 (1)	50,000	50
Federal National Mortgage Assn., 5.25%, 4/15/07 (1)	5,000,000	5,034
Federal National Mortgage Assn., 5.25%, 8/1/12	3,310,000	3,332
Federal National Mortgage Assn., 6.00%, 5/15/08 (1)	12,500,000	12,859
Federal National Mortgage Assn., 6.375%, 6/15/09 (1)	13,200,000	13,876
Federal National Mortgage Assn., 6.47%, 9/25/12	3,000,000	3,281
Federal National Mortgage Assn., 6.625%, 9/15/09 (1)	7,500,000	7,975
Tennessee Valley Auth., 6.25%, 12/15/17	1,975,000	2,206
		99,273

U.S. Treasury Obligations 12.4%

U.S. Treasury Bonds, 5.375%, 2/15/31 (1)	7,145,000	8,035

U.S. Treasury Bonds, 6.25%, 8/15/23 (1)	19,750,000	23,604
U.S. Treasury Bonds, 6.25%, 5/15/30 (1)	675,000	839
U.S. Treasury Bonds, 6.50%, 11/15/26 (1)	16,000,000	20,013
U.S. Treasury Bonds, 7.125%, 2/15/23 (1)	6,650,000	8,611
U.S. Treasury Bonds, 7.25%, 5/15/16 (1)	9,000,000	11,053
U.S. Treasury Bonds, 8.125%, 8/15/19 (1)	15,700,000	21,310
U.S. Treasury Bonds, 8.75%, 5/15/20 (1)	1,000,000	1,435
U.S. Treasury Bonds, 9.25%, 2/15/16 (1)	3,000,000	4,158
U.S. Treasury Bonds, 13.875%, 5/15/11 (1)	190,000	196
U.S. Treasury Notes, 2.25%, 2/15/07 (1)	3,355,000	3,275
U.S. Treasury Notes, 3.00%, 11/15/07 (1)	14,700,000	14,335
U.S. Treasury Notes, 3.125%, 5/15/07 (1)	18,000,000	17,688
U.S. Treasury Notes, 3.25%, 8/15/07 (1)	6,500,000	6,382
U.S. Treasury Notes, 3.375%, 2/28/07 (1)	48,200,000	47,612
U.S. Treasury Notes, 3.375%, 2/15/08 (1)	11,000,000	10,773
U.S. Treasury Notes, 4.00%, 3/15/10 (1)	20,000,000	19,716
U.S. Treasury Notes, 4.00%, 2/15/15 (1)	27,500,000	26,667
U.S. Treasury Notes, 4.25%, 11/15/13 (1)	8,150,000	8,074
U.S. Treasury Notes, 4.25%, 8/15/14 (1)	9,750,000	9,646
U.S. Treasury Notes, 4.25%, 11/15/14 (1)	8,000,000	7,909
U.S. Treasury Notes, 4.25%, 8/15/15 (1)	1,000,000	987
U.S. Treasury Notes, 4.375%, 5/15/07 (1)	8,300,000	8,294
U.S. Treasury Notes, 4.375%, 11/15/08 (1)	15,000,000	15,002
U.S. Treasury Notes, 4.75%, 11/15/08 (1)	13,019,000	13,145
		308,759
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $405,812)		408,032

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.4%

Asian Development Bank, 4.875%, 2/5/07	200,000	201

DOMESTIC BOND MUTUAL FUNDS 3.0%		
T. Rowe Price Institutional High Yield Fund, 7.52% (7)(8)	7,311,765	74,141
Total Bond Mutual Funds (Cost $76,578)		74,141
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Reserve Investment Fund, 4.31% (8)(9)	938,050	938
Total Short-Term Investments (Cost $938)		938
SECURITIES LENDING COLLATERAL 19.0%		
Money Market Pooled Account 1.8%		
Investment in money market pooled account managed by JP Morgan Chase Bank, London, 4.302% (9)	43,642,555	43,643
		43,643
Money Market Trust 17.2%		
State Street Bank and Trust Company of New Hampshire N.A., Securities Lending Quality Trust units, 4.271% (9)	429,801,126	429,801
		429,801
Total Securities Lending Collateral (Cost $473,444)		473,444
Total Investments in Securities		
118.7% of Net Assets (Cost $2,364,906)		**$ 2,960,078**

† Denominated in U.S. dollars unless otherwise noted
(1) All or a portion of this security is on loan at December 31, 2005 - see Note 2
(2) Non-income producing
(3) When-issued security
(4) Variable Rate; rate shown is effective rate at period-end
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $8,315 and represents 0.3% of net assets.
(6) Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
(7) SEC Yield

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $77,516)	$	75,079
Non-affiliated companies (cost $2,287,390)		2,884,999
Total investments in securities		2,960,078
Receivable for investment securities sold		27,665
Interest and dividends receivable		12,544
Receivable for shares sold		6,268
Foreign currency		2
Other assets		90
Total assets		3,006,647
Liabilities		
Obligation to return securities lending collateral		473,444
Payable for shares redeemed		37,959
Investment management fees payable		955
Due to affiliates		458
Other liabilities		248
Total liabilities		513,064
NET ASSETS	$	2,493,583
Net Assets Consist of:		
Undistributed net investment income	$	719
Undistributed net realized gain		34,033
Net unrealized gain		595,170
Paid-in capital applicable to 126,151,523 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized		1,863,661
NET ASSETS	$	2,493,583
NET ASSET VALUE PER SHARE	$	19.77

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/05
Investment Income (Loss)	
Income	
Dividend	$ 41,870
Interest	33,837
Securities lending	994
Other	75
Total income	76,776
Expenses	
Investment management	11,137
Shareholder servicing	5,388
Custody and accounting	370
Prospectus and shareholder reports	121
Registration	54
Proxy and annual meeting	21
Legal and audit	20
Directors	16
Miscellaneous	15
Reductions of fees and expenses	
Investment management fees waived	(542)
Total expenses	16,600
Expenses paid indirectly	(1)
Net expenses	16,599
Net investment income	60,177
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Affiliated securities	(111)
Non-affiliated securities	83,231
Capital gain distributions from mutual funds	2,337
Foreign currency transactions	(298)
Net realized gain	85,159
Change in net unrealized gain (loss)	
Securities	(13,121)
Other assets and liabilities denominated in foreign currencies	(4)
Change in net unrealized loss	(13,125)
Net realized and unrealized gain	72,034
INCREASE IN NET ASSETS FROM OPERATIONS	$ 132,211

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $31,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2005, the fund accepted $40,269,000 of in-kind subscriptions, including $0 from other T. Rowe Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

TBA Purchase Commitments During the year ended December 31, 2005, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended December 31, 2005, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2005, the value of loaned securities was $466,030,000; aggregate collateral consisted of $473,444,000 in money market pooled accounts and U.S. government securities valued at $8,355,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $388,647,000 and $410,343,000, respectively, for the year ended December 31, 2005. Purchases and sales of U.S. government securities aggregated $352,475,000 and $239,116,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $2,365,054,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $763,000 for T. Rowe Price Services, Inc., and $3,634,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $1,079,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $938,000 and $15,788,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Balanced Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $542,000 of management fees permanently waived pursuant to this agreement. During the year ended December 31, 2005, purchases and sales of High Yield Fund were $11,192,000 and $90,111,000, respectively. Realized losses during the period were $111,000, and investment income during the period was $8,313,000. At December 31, 2005, and December 31, 2004, the value of shares of High Yield Fund held were $74,141,000 and $161,216,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund and T. Rowe Price Institutional High Yield Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,108,000 from short-term capital gains,

• $67,329,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $25,412,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $19,184,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1991	Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1991	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
(1953)	Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
1997	Global Investment Services Limited, and T. Rowe Price International, Inc.
[45]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1991	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Trust Company

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Balanced Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Wendy R. Diffenbaugh (1953)	Vice President, T. Rowe Price
Vice President, Balanced Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Balanced Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Balanced Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Balanced Fund	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Balanced Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Balanced Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$10,364	$9,523
Audit-Related Fees	666	1,316
Tax Fees	2,944	2,583
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006